UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 30, 2006
Commission file number 001-32649
COGDELL SPENCER INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	20-3126457 (I.R.S. Employer Identification No.)

4401 Barclay Downs Drive, Suite 300 Charlotte, North Carolina (Address of principal executive offices)	28209 (Zip code)
(704) 940-2900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On March 30, 2006, Cogdell Spencer LP (the “Operating Partnership”), a subsidiary of Cogdell Spencer Inc., closed on its acquisition of a portfolio consisting of three properties known as Hanover Medical Office Building One, 1808 Verdugo Boulevard and 1818 Verdugo Boulevard (collectively, the “Hanover / Verdugo Portfolio”). Cogdell Spencer Inc. is filing this Current Report on Form 8-K/A to satisfy the requirement of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission that relates to the acquisition of properties that are significant to the registrant.
Hanover Medical Office Building One is located on the campus of Memorial Regional Medical Center, an affiliate of Bon Secours Health System, in Mechanicsville, Virginia. 1808 Verdugo Boulevard and 1818 Verdugo Boulevard are located on the campus of Verdugo Hills Hospital, located in Glendale, California. The sellers, Hanover LaSalle Medical Office, LLC and Verdugo LaSalle Medical Office, LLC, are unaffiliated with the Company.
The aggregate purchase price for the Hanover / Verdugo Portfolio, including related transaction costs, was $36,247,386. In addition, the Operating Partnership assumed capital improvement and tenant improvement liabilities associated with the Hanover / Verdugo Portfolio totaling $860,592.
In connection with the acquisition of the Hanover/Verdugo Portfolio, the Operating Partnership assumed a $5,177,612 mortgage note encumbering Hanover Medical Office Building One. The mortgage note carries interest at a fixed interest rate of 6.0% per year and requires monthly principal and interest payments of $35,630 based on a twenty-five year amortization schedule. The mortgage note was originated on October 28, 2002 and matures on November 1, 2009.
As a result of this transaction, we are providing historical and pro forma financial information for the period from January 1, 2006 through March 30, 2006 and for the year ended December 31, 2005 in accordance with Rule 3-14 of Regulation S-X.
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2005. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:
(a)	Financial Statements of Businesses Acquired or to be Acquired

The combined statements of revenues and certain expenses of the Hanover / Verdugo Portfolio (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K/A.

INDEX TO FINANCIAL STATEMENTS AND
PRO FORMA FINANCIAL INFORMATION

Page
Number
HANOVER / VERDUGO PORTFOLIO

Independent Auditors’ Report	3

Combined Statements of Revenues and Certain Expenses for the Period from January 1, 2006 through March 30, 2006 (unaudited) and for the Year Ended December 31, 2005	4

Notes to the Combined Statements of Revenues and Certain Expenses	5

COGDELL SPENCER INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2006	6

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005	7

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors and Stockholders of
Cogdell Spencer Inc.
Charlotte, North Carolina
We have audited the accompanying combined statement of revenues and certain expenses (the “Statement”) of the Hanover / Verdugo Portfolio (the “Properties”) for the year ended December 31, 2005. The Statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the Statement based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. The Properties are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Cogdell Spencer Inc.). Material amounts, as described in note 1 to the Statement that would not be directly attributable to those resulting from future operations of the Properties, are excluded and the Statement is not intended to be a complete presentation of the Properties’ revenues and expenses.
In our opinion, the Statement presents fairly, in all material respects, the revenues and certain expenses, as described in note 1 to the Statement, of the Properties for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
/s/ DELOITTE & TOUCHE LLP
Charlotte, North Carolina
June 13, 2006

HANOVER / VERDUGO PORTFOLIO
COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(dollars in thousands)

		Year Ended
	January 1, 2006 -	December 31,
	March 30, 2006	2005
	(Unaudited)
Revenues:
Rental	$1,054	$4,325

	1,054	4,325

Certain expenses:
Property operating expenses	326	1,177
Real estate taxes and insurance	78	330

Total certain expenses	404	1,507

Revenues in excess of certain expenses	$650	$2,818

See notes to Combined Statements of Revenues and Certain Expenses.

HANOVER/VERDUGO PORTFOLIO
NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE PERIOD FROM JANUARY 1, 2006 THROUGH MARCH 30, 2006 (UNAUDITED) AND
FOR THE YEAR ENDED DECEMBER 31, 2005
NOTE 1 – ORGANIZATION AND BASIS FOR PRESENTATION
The accompanying combined statements of revenues and certain expenses (the “Statements”) relate to a portfolio consisting of three properties known as Hanover Medical Office Building One, 1808 Verdugo Boulevard and 1818 Verdugo Boulevard (collectively, the “Hanover / Verdugo Portfolio” or “the “Properties”). Hanover Medical Office Building One is located on the campus of Memorial Regional Medical Center, an affiliate of Bon Secours Health System, in Mechanicsville, Virginia. 1808 Verdugo Boulevard and 1818 Verdugo Boulevard are located on the campus of Verdugo Hills Hospital, located in Glendale, California.
These Statements are prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of the Properties by Cogdell Spencer LP (the “Operating Partnership”), a subsidiary of Cogdell Spencer Inc. (the “Company”), on March 30, 2006. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Statements include the historical revenues of the Properties and certain expenses, excluding items not comparable to the operations of the Properties under the Company’s ownership, including depreciation, amortization and interest expense.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue recognition – The Properties recognize revenues related to non-cancelable operating leases as earned over the life of the lease agreements on a straight-line basis. The leases generally contain provisions under which the tenants reimburse the Properties for a portion of property operating expenses and real estate taxes which are included in revenues.
Repairs and maintenance – The costs of ordinary repairs and maintenance are charged to operations when incurred.
Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Interim information — The accompanying Statement for the period from January 1, 2006 through March 30, 2006 is unaudited; however it has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in conjunction with the rules and regulations of the SEC. Accordingly, it does not include all of the disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments (consisting solely of normal recurring matters) necessary for a fair presentation for the interim period have been included. The results for the interim period from January 1, 2006 through March 30, 2006 are not necessarily indicative of the results that may be expected for the full year.
NOTE 3 – MINIMUM FUTURE RENTAL REVENUES
The Properties are leased to tenants under non-cancelable, fixed-term operating leases with expirations through 2018 and market rent renewal terms. The Properties’ leases generally require the lessee to pay minimum rent, additional rent based upon increases in the Consumer Price Index and all taxes (including property tax), insurance, and other operating costs associated with the Properties.
Future minimum lease payments by tenants under the non-cancelable operating leases as of December 31, 2005 were as follows:

For the year ending:
2006	$2,916,109
2007	3,154,417
2008	2,678,919
2009	1,837,167
2010	909,393
Thereafter	2,849,311

Total	$14,345,317

(b) Pro Forma Financial Information
The pro forma information of Cogdell Spencer Inc. listed in the accompanying Index to Financial Statement and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K/A.
The Hanover / Verdugo Portfolio acquisition occurred as of March 30, 2006. Accordingly, the transaction has been reflected in the Company’s balance sheet included in its Quarterly Report on Form 10-Q for the three months ended March 31, 2006.
COGDELL SPENCER INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2006
(in thousands, except per share information)
(Unaudited)
The unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2006 is presented as if the acquisition of the Hanover / Verdugo Portfolio had occurred as of the beginning of the periods presented. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred at the beginning of the period, nor does it purport to represent the results of operations for future periods.

	Cogdell Spencer	Hanover / Verdugo	Pro Forma
	Inc.	Acquisition	Adjustments		Pro Forma
	(In thousands, except per share amounts)
Revenues:
Rental	$11,778	$1,054	$49	(a)	$12,881
Fee revenue	429	—	—		429
Expense reimbursements	174	—	—		174
Interest and other income	292	—	—		292

Total revenues	12,673	1,054	49		13,776
Expenses:
Property operating	4,114	404	—		4,518
General and administrative	1,995	—	—		1,995
Depreciation	4,330	—	337	(b)	4,667
Amortization	2,156	—	399	(c)	2,555
Interest	2,410	—	520	(d)	2,930

Total expenses	15,005	404	1,256		16,665
Income (loss) from operations before equity in earnings (loss) of unconsolidated real estate partnerships and minority interests in real estate partnership and operating partnership	(2,332)	650	(1,207)		(2,889)
Equity in earnings of unconsolidated real estate partnerships	5	—	—		5
Minority interests in real estate partnership	(31)	—	—		(31)
Minority interests in operating partnership	833	—	197	(e)	1,030

Net income (loss)	$(1,525)	$650	$(1,010)		$(1,885)

Basic and diluted loss per share	$(0.19)				$(0.24)

Weighted average common shares — basic and diluted	7,973				7,973

(a)	Reflects the amortization of acquired above- and below- market leases.

(b)	Represents depreciation related to building and improvements using the straight- line method. Buildings and improvements are depreciated over 25 to 35 years and tenant improvements are depreciated over the shorter of the remaining lease term or life of the improvement.

(c)	Represents amortization related to in place leases.

(d)	Reflects interest expense on the $30,000,000 of debt borrowed on the Company’s $100 million unsecured line of credit at effective rates from 5.87% to 6.13% and on the $5,177,612 of assumed mortgage debt at 6.0%. If LIBOR were to increase by 100 basis points, the increase in interest expense would decrease earnings by $75,000.

(e)	Reflects the allocation of earnings to the minority interest in the Operating Partnership related to the acquired properties.

COGDELL SPENCER INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
(in thousands, except per share information)
(Unaudited)
The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 is presented as if the acquisition of the Hanover / Verdugo Portfolio had occurred as of the beginning of the period. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred at the beginning of the period, nor does it purport to represent the results of operations for future periods.

	Predecessor	Company
	January 1, 2005 —	November 1, 2005 —	Hanover / Verdugo	Pro Forma
	October 31, 2005	December 31, 2005	Acquisition	Adjustments		Pro Forma
	(In thousands, except per share amounts)
Revenues:
Rental	$14,270	$7,044	$4,325	$196	(a)	$25,835
Rental — related party	21,716	—	—	—		21,716
Fee revenue	1,450	221	—	—		1,671
Expense reimbursements	565	94	—	—		659
Interest and other income	879	127	—	—		1,006

Total revenues	38,880	7,486	4,325	196		50,887
Expenses:
Property operating	13,124	2,596	1,507	—		17,227
General and administrative	5,130	7,791	—	—		12,921
Depreciation	8,421	2,727	—	1,349	(b)	12,497
Amortization	59	1,415	—	1,594	(c)	3,068
Interest	8,275	1,512	—	1,720	(d)	11,507
Loss from early extinguishment of debt	—	103	—	—		103

Total expenses	35,009	16,144	1,507	4,663		57,323
Income (loss) from operation before equity in earnings (loss) on unconsolidated real estate partnerships and minority interests in operating partnership	3,871	(8,658)	2,818	(4,467)		(6,436)
Equity in earnings (loss) on unconsolidated real estate partnerships	(47)	3	—	—		(44)
Minority interests in operating partnership	—	3,055	—	97	(e)	3,152

Net income (loss)	$3,824	$(5,600)	$2,818	$(4,370)		$(3,328)

Basic and diluted loss per share		$(0.70)

Weighted average common shares — basic and diluted		7,972

(a)	Reflects the amortization of acquired above- and below- market leases.

(b)	Represents depreciation related to building and improvements using the straight-line method. Buildings and improvements are depreciated over 25 to 35 years and tenant improvements are depreciated over the shorter of the remaining lease term or life of the improvement.

(c)	Represents amortization related to in place leases.

(d)	Reflects interest expense on the $30,000,000 of debt borrowed on the Company’s $100 million unsecured line of credit at effective rates from 3.70% to 5.69% and on the $5,177,612 of assumed mortgage debt at 6.0%. If LIBOR were to increase by 100 basis points, the increase in interest expense would decrease earnings by $300,000.

(e)	Reflects the allocation of earnings to the minority interest in the Operating Partnership related to the acquired properties.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COGDELL SPENCER INC.

June 13, 2006	By:	/s/ Frank C. Spencer

Frank C. Spencer
President and Chief Executive Officer

June 13, 2006	By:	/s/ Charles M. Handy

Charles M. Handy
Senior Vice President and Chief Financial Officer